UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2014

Cartesian, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34006	48-1129619
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Cartesian, Inc., formerly known as The Management Network Group, Inc. (“Cartesian”, the “Company,” “we,” “our” or “us”) is filing this Current Report on Form 8-K to retrospectively revise the consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on March 28, 2014 in our Annual Report on Form 10-K for the year ended December 28, 2013 (the “Form 10-K”) to reflect revisions to our reportable segments that were made in the first quarter of fiscal year 2014. The retrospective revision to the consolidated financial statements does not impact previously reported consolidated income (loss) from operations, net income (loss), or earnings (loss) per share.

In the first quarter of fiscal year 2014, the Company was internally reorganized to better align the Company’s go-to-market and service delivery capabilities and to maximize opportunities in serving telecommunications, media and technology customers. The three former operating segments which comprised the North America reporting segment (North America Cable and Broadband, North America Telecom and Strategy) were integrated into a single reportable, operating segment. The EMEA segment is a single reportable, operating segment. In addition, beginning in the first quarter of fiscal year 2014 management of the Company’s United Kingdom strategy practice has been moved from the United States to London and is now reflected in the EMEA segment. Furthermore, the Strategic Alliances reportable segment was added as a single, reportable segment that includes the Company’s world-wide commercial activities undertaken with third party service or solutions providers. The changes mentioned are reflected in the financial information that is provided to our chief operating decision maker.

As required by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 280, Segment Reporting, if a public entity changes the structure of its internal organization in a manner that causes the composition of its reportable segments to change, the corresponding information for earlier periods, including interim periods, shall be restated unless it is impracticable to do so. Accordingly, attached as Exhibits 99.1, 99.2 and 99.3, respectively, of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the revisions to our reportable segments:

•	Exhibit 99.1 - Business (Item 1) – section entitled “Business Segments”,

•	Exhibit 99.2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and

•	Exhibit 99.3 - Financial Statements and Supplementary Data (Item 8).

The segment-specific information in these exhibits is consistent with the presentation of segments in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 29, 2014, and June 28, 2014, filed with the SEC on May 13, 2014, and August 12, 2014, respectively. The change in segments did not impact previously reported consolidated income (loss) from operations, net income (loss), or earnings (loss) per share.

This Current Report is being filed only for the purposes described above. All other information in the Annual Report on Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibits 99.1, 99.2 and 99.3 of this Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, on March 28, 2014. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Company’s Forms 10-Q for the quarters ended March 29, 2014 and June 28, 2014. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 28, 2013, filed on March 28, 2014, except to the extent portions of such Form 10-K have been revised in this Form 8-K, in which case, they refer to the applicable revised portion in this Form 8-K.

As previously reported in a Form 8-K filed with the SEC on June 18, 2014, the Company filed with the Delaware Secretary of State a certificate of amendment to Article I of the Company’s Certificate of Incorporation to change the Company’s name from The Management Network Group, Inc. to Cartesian, Inc., effective upon filing. The Form 10-K has not been revised to reflect the subsequent name change.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 23.1 Consent of Deloitte & Touche LLP

Exhibit 99.1 - an update of the section entitled “Business Segments” in Part I, Item 1 (Business) to conform to our new reportable segment structure.

Exhibit 99.2 - an updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation), which conforms the discussion to our revised reportable segment structure for our results of operations for the year ended December 28, 2013 compared to the year ended December 29, 2012.

Exhibit 99.3 - an updated Part II, Item 8 (Financial Statements and Supplementary Data) to present the revised reportable segment structure.

EXHIBIT INDEX

Exhibit No.	Description
*23.1	Consent of Deloitte & Touche LLP
*99.1	Update of the section entitled "Business Segments" in Part I, Item 1 (Business) to conform to our new reportable segment structure.
*99.2	Updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation), which conforms the discussion to our revised reportable segment structure for our results of operations for the year ended December 28, 2013 compared to the year ended December 29, 2012.
*99.3	Updated Part II, Item 8 (Financial Statements and Supplementary Data) to present the revised reportable segment structure.
*101.INS	**INS XBRL Instance Document
*101.SCH	**SCH XBRL Taxonomy Extension Schema Document
*101.CAL	**CAL XBRL Taxonomy Extension Calculation Linkbase Document
*101.DEF	**DEF XBRL Taxonomy Extension Definition Linkbase Document
*101.LAB	**LAB XBRL Taxonomy Extension Label Linkbase Document
*101.PRE	**PRE XBRL Taxonomy Extension Presentation Linkbase Document

* Filed herewith

** Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Date: August 12, 2014	By:	/s/ Donald E. Klumb
Donald E. Klumb
Chief Executive Officer, President and Chief Financial
Officer